FIRST FUNDS (the “Trust”)
FIRST ELITE MONEY MARKET
Supplement Dated October 8, 2008
to the Prospectus and Statement of Additional Information dated August 28, 2008
The Prospectus and Statement of Additional Information are hereby supplemented to reflect the filing by the Trust’s First Elite Money Market (the “Fund”) of a Guarantee Agreement with the U.S. Treasury Department (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Fund’s participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days.
Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:
•	For shareholders of the Fund, the Program provides a guarantee for the lesser of (a) the number of shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of shares owned by the shareholder on the date of a Guarantee Event.

•	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).
The initial term of the Program expires on December 18, 2008. The Program may be extended at the sole discretion of the Treasury, but expires not later than September 18, 2009. In order to participate in the Program during the initial term, the Fund is required to pay a participation fee of 0.01% of the net asset value of the Fund as of September 19, 2008. Participation in any extension of the Program will require payment of an additional fee, although there can be no assurance that the Trust’s Board will approve the Fund’s participation, or that the Fund will be eligible to participate, in any extension of the Program. The cost of participating in the Program and any extension will be borne by the Fund and will not be subject to any expense limitation or reimbursement agreement. Any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 will not be guaranteed.
For more information, please contact a Fund customer service representative at 1-888-494-8510.
*************
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-FF-1008